MassMutual Transitions

Supplement dated September 30, 2003 to the

Prospectus dated May 1, 2003

The prospectus is changed as follows:

A)	On page 56, in the 2nd column, in the paragraph just above the heading “Return of Purchase Payment Guaranteed Minimum Income Benefit,” the last two sentences are bolded to appear as follows:

The purchase rates available in connection with the guaranteed minimum income benefits are the minimum guaranteed purchase rates displayed in your contract. Alternative purchase rates, which may be more favorable, may apply to contract value applied to an annuity option without the election of a guaranteed minimum income benefit.

B)	On page 56, in the first column, the sentence after the fourth bulleted phrase is deleted and replaced with the following:

You may not elect the guaranteed minimum income benefit feature once the annuitant reaches age 80.

C)	On page 56, in the first column, the 8th and 9th bullet are replaced with the following:

•	Accumulation of the benefit will stop when the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	You may apply the guaranteed minimum annuitization value to an annuity payment option once the benefit has been in effect for 7 years and the annuitant reaches age 60.

D)	On page 56, in the 2nd column, above the heading “Return of Purchase Payment Guaranteed Minimum Income Benefit,” the 2nd to last paragraph is replaced with the following:

We use the age of the annuitant or oldest joint annuitant, if applicable, to determine the guaranteed minimum income benefit.

E)	On page 44, under the heading “Death Benefit Amount During the Accumulation Phase,” the following paragraph is added:

Effective October 1, 2003, we are revising the method used to calculate the following death benefits when a withdrawal has been taken from the contract: Basic Death Benefit, Basic Death Benefit with 5% Roll-up, Basic Death Benefit with 3 Year Reset and Annual Ratchet Death Benefit Feature.

This change only applies to you if:

•	We issued you your contract on or after October 1, 2003; and
•	When we issued your contract, this new calculation was approved in the state where your contract was issued.

When calculating a death benefit amount, we reflect a contract withdrawal as a deduction. Using our new methodology, we will treat a withdrawal as a percentage of contract value withdrawn. We will use the percentage of contract value withdrawn to lower the death benefit by the same proportion. In order to properly reflect this new methodology, we have replaced the phrases “purchase payments less withdrawals” and “purchase payments, less any withdrawals” with the phrase “purchase payments, adjusted for withdrawals.” These phrases appear in the following locations:

1)	On page 44, under “Transitions Custom Plan,” in the subsection “Basic Death Benefit,” in the 2nd bullet.

2)	On page 45, under “Transitions Package I,” in the subsection “Basic Death Benefit,” in the 2nd bullet.

3)	On page 45, under “Transitions Package II,” in the subsection “Basic Death Benefit with 5% Roll-up,” in the 2nd bullet.

4)	On page 45, under “Transitions Package II,” in the subsection “Basic Death Benefit with 5% Roll-up,” in item (1).

5)	On page 45, under “Transitions Package II,” in the subsection “Basic Death Benefit with 5% Roll-up,” in the paragraph following item (4)

6)	On page 46, under “Basic Death Benefit with 3 Year Reset,” in the 2nd bullet.

7)	On page 46, under “Transitions Package III,” in the subsection “Annual Ratchet Death Benefit Feature,” in the 2nd bullet.

F)	On page 51, under the heading “Additional Death Benefit Features,” the following paragraph is added:

Effective October 1, 2003, we are revising the method used to calculate the following death benefits when a withdrawal has been taken from the contract: Basic Death Benefit, Basic Death Benefit with 3 Year Reset, Basic Death Benefit with 5% Roll-up, Basic Death Benefit with Annual Ratchet Feature, and Basic Death Benefit with Combination Feature.

This change only applies to you if:

•	We issued you your contract on or after October 1, 2003; and
•	When we issued your contract, this new calculation was approved in the state where your contract was issued.

When calculating a death benefit amount, we reflect a contract withdrawal as a deduction. Using our new methodology, we will treat a withdrawal as a percentage of contract value withdrawn. We will use the percentage of contract value withdrawn to lower the death benefit by the same proportion. In order to properly reflect this new methodology, we have replaced the phrases “purchase payments less withdrawals” and “purchase payments, less any withdrawals” with the phrase “purchase payments adjusted for withdrawals.” These phrases appear in the following locations:

1)	On page 51 under “Basic Death Benefit with 3 Year Reset Feature,” in the 2nd bullet.

2)	On page 52 under “Basic Death Benefit with 5% Roll-up Feature,” in the 2nd bullet.

3)	On page 53 under “Basic Death Benefit with Annual Ratchet Feature,” in the 2nd bullet.

4)	On page 54, the 2nd bullet in column one. (This is in the “Basic Death Benefit with Combination Feature” section.)

G)	On page 52, in the 2nd full paragraph, the first sentence is replaced with the following:
If you elect this death benefit feature after we issue your contract, the initial 3 year reset feature on the date your election of this death benefit is effective will be equal to the lesser of your contract value or your purchase payments, less withdrawals.

H)	On page 53, in the 2nd full paragraph following item (3), the first sentence is replaced with the following:
If you elect this death benefit feature after we issue your contract, the initial annual ratchet feature on the date your election of this death benefit is effective is equal to the lesser of your contract value or your purchase payments, less withdrawals.